EXHIBIT 13

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Taro Pharmaceutical Industries Ltd. (the “Company”) on Form 20-F for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Samuel Rubinstein, Senior Vice President, General Manager of the Company, and Ron Kolker, Group Vice President, Corporate Controller and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 20, 2007
By:	/s/ Samuel Rubinstein
Samuel Rubinstein
Senior Vice President, General Manager

By:	/s/ Ron Kolker
Ron Kolker
Group Vice President, Corporate Controller and Interim Chief Financial Officer